UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05569
                                  ----------

                            FRANKLIN UNIVERSAL TRUST
                           ----------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                --------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          --------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (650) 312-2000
                                                            -------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 2/28/10
                          --------


ITEM 1. REPORTS TO STOCKHOLDERS.

FEBRUARY 28, 2010

SEMIANNUAL REPORT

                                   (GRAPHIC)

                                                                    FIXED INCOME

                            FRANKLIN UNIVERSAL TRUST

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin,
                            Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in
                            1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the semiannual report

Contents

SEMIANNUAL REPORT
Franklin Universal Trust ..................................................    1
Performance Summary .......................................................    6
Important Notice to Shareholders ..........................................    7
Dividend Reinvestment and Cash Purchase Plan ..............................    8
Financial Highlights and Statement of Investments .........................   11
Financial Statements ......................................................   19
Notes to Financial Statements .............................................   23
Shareholder Information ...................................................   32

Semiannual Report

Franklin Universal Trust

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Universal Trust's primary investment objective is to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation.

PORTFOLIO BREAKDOWN
2/28/10

                                   % OF TOTAL
                                  INVESTMENTS*
                                  ------------
Corporate Bonds                      69.9%
Utilities Common Stocks              26.0%
Natural Resources Common Stocks       1.0%
Media Common Stocks                   0.5%
Senior Floating Rate Interests        0.5%
Miscellaneous Preferred Stocks        0.2%
Miscellaneous Common Stocks           0.0%**
Cash & Other Net Assets               1.9%

* Percentage of total investments of the Fund. Total investments of the Fund include long-term and short-term investments and other net assets, excluding long-term debt issued by the Fund.

**   Rounds to less than 0.1% of total investments.

Dear Shareholder:

This semiannual report for Franklin Universal Trust covers the period ended February 28, 2010.

PERFORMANCE OVERVIEW

For the six months under review, the Fund's cumulative total returns were +12.16% based on net asset value and +19.48% based on market price, as shown in the Performance Summary on page 6. For comparison, the Credit Suisse (CS) High Yield Index had a +13.99% total return, and utilities stocks, as measured by the Standard & Poor's (S&P) 500 Utilities Index, had a +2.09% total return for the same period.(1)

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results. The CS High Yield Index is designed to mirror the investible universe of the U.S. dollar-denominated high yield debt market. The S&P 500 Utilities Index is a market capitalization-weighted index that includes electric utility stocks in the S&P 500. The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 12.


                              Semiannual Report | 1

ECONOMIC AND MARKET OVERVIEW

The U.S. economy improved during the six-month reporting period as industrial output, manufacturing and exports showed steady gains. The nation's economic activity as measured by gross domestic product grew at annualized rates of 2.2% and 5.6% (a six-year high) in 2009's third and fourth quarters. Hindering the advance were elevated debt concerns, tight credit markets, stalled consumer confidence, restrained spending, and lack of job prospects for the unemployed as federal stimulus measures began to wind down. The unemployment rate, which peaked at 10.1% in October 2009, stood at 9.7% by period-end.(2)

As economic conditions improved, demand for energy products increased and crude oil prices rose from $70 per barrel in August 2009 to $79 at period-end, still well below 2008 highs. February's inflation rate was an annualized 2.1%.(2) Core inflation, which excludes food and energy costs, rose at a 1.3% annualized rate, which was below the Federal Reserve Board's (Fed's) informal target range of 1.5% to 2.0%.(2) The core personal consumption expenditures price index reported a 12-month increase of 1.3%.(3)

During the period under review, economic improvement and benign inflation trends prompted Fed policymakers to maintain record-low interest rates and discontinue certain stimulus plans. Noting that it believed the recession had ended, the Fed left the federal funds target rate unchanged at a range of 0% to 0.25% and began laying the groundwork for its exit strategy. The market anticipated an eventual tightening of monetary policy and a gradual phase-out of the Fed's support and liquidity programs.

Wary investors favored short-term Treasuries, and the Treasury yield curve reached all-time steep levels by February. The spread between two- and 10-year Treasury yields increased from 243 basis points (100 basis points equal one percentage point) at the beginning of the period to 280 basis points at period-end. The two-year Treasury bill yield declined from 0.97% to 0.81% over the six-month period, while the 10-year Treasury note yield rose from 3.40% to 3.61%.

(2.) Source: Bureau of Labor Statistics.

(3.) Source: Bureau of Economic Analysis.


                             2 | Semiannual Report

INVESTMENT STRATEGY

We invest primarily in two asset classes: high yield bonds and utility stocks. Within the high yield portion of the portfolio, we use fundamental research to invest in a diversified portfolio of bonds. Within the utility portion of the portfolio, we focus on companies with attractive dividend yields and with a history of increasing their dividends.

MANAGER'S DISCUSSION

Performance of the Fund's primary asset classes diverged during the period under review. High yield bonds, fueled by indications of an improving economy and a thawing of credit markets, continued the rally that began in March 2009. New issuance activity increased as companies sought primarily to refinance debt and extend maturities. Shareholder friendly activity, such as dividend deals, also emerged. During the period, yield spreads over Treasuries declined nearly 200 basis points, reflecting an improving fundamental outlook as well as continued inflows into the asset class. Spreads ended the period approaching their historical average levels. For the period, high yield bonds returned 13.99%, as measured by the CS High Yield Index.(1) While high yield bonds enjoyed a period of nearly uninterrupted growth, utility stocks experienced much more volatility. Utility stocks were range-bound through early November, but then rallied sharply into mid-December and declined in January and February. This volatility was the result of fluctuating commodity prices and an uncertain regulatory backdrop caused by Florida's adverse rulings concerning rate increases. Over the period, utility stocks returned a modest 2.09%, as measured by the S&P 500 Utilities Index.(1)

HIGH YIELD CORPORATE BONDS

The Fund's performance in the high yield asset class benefited from its overweighted positions in broadcasting and chemicals relative to the CS High Yield Index.(4) Bonds issued by broadcasting companies rallied from depressed levels after advertising spending rebounded in step with the improving economy. In particular, the federal government's "cash-for-clunkers" stimulus program prompted auto companies to increase their advertising levels and boosted demand for broadcasting services. Chemical manufacturers also benefited from the economic uptick. Volumes, which were down sharply in 2009, began to recover in the third quarter. Rising volumes led to improved results in third- and fourth-quarter earnings.

(4.) The Fund's broadcasting holdings are in the media industry, and chemicals holdings are in the materials industry, in the SOI.

TOP 10 HOLDINGS
Based on Total Investments*
2/28/10 vs. 8/31/09

ISSUER                      2/28/10
------                      -------
Ford Motor Credit Co. LLC     2.0%
The Southern Co.              1.9%
Dominion Resources Inc.       1.9%
Entergy Corp.                 1.9%
CenterPoint Energy Inc.       1.8%
HCA Inc.                      1.7%
Exelon Corp.                  1.5%
GMAC Inc.                     1.5%
Alliant Energy Corp.          1.3%
Duke Energy Corp.             1.3%

ISSUER                      8/31/09
------                      -------
FPL Group Inc.                2.2%
Entergy Corp.                 2.1%
Ford Motor Credit Co. LLC     2.0%
The Southern Co.              2.0%
Exelon Corp.                  1.9%
CCH II LLC                    1.8%
Dominion Resources Inc.       1.7%
HCA Inc.                      1.7%
CenterPoint Energy Inc.       1.5%
Ameren Corp.                  1.4%

* Percentage of total investments of the Fund. Total investments of the Fund include long-term and short-term investments and other net assets, excluding long-term debt issued by the Fund.


                             Semiannual Report | 3

The Fund's relative performance was impeded by its underweighted positions in financial services and building companies.(5) The index's financial services returns were driven largely by a rebound in severely distressed and defaulted credits of companies the Fund did not own, such as Lehman Brothers, Washington Mutual and Thornburg Mortgage. The building sector's fundamental outlook remained challenged due to excess housing supply and a growing number of homes in foreclosure. Nevertheless, building companies rallied from low levels based on improved market sentiment, in our view.

UTILITY STOCKS

The utilities sector trailed high yield corporate bonds and the broader equity market during the review period. Fundamentally, weak electricity demand hurt pricing levels, particularly for utilities that operate in unregulated markets, such as Exelon and Public Service Enterprise Group. Florida state regulatory decisions concerning rate increases limited utility companies' ability to pass the costs of spending programs to the consumer, which pressured regulated utilities. Technical factors also limited utility stocks' appeal, as their more defensive nature caused them to lag the broader market recovery. Based on our research, the outlook for utility stocks remains favorable. We believe investment in infrastructure is necessary and provides a means for growth, and utilities' generally strong balance sheets put them in a position to capture that growth. Overall, the Fund's utility holdings continued to focus on regulated, dividend-paying utilities.

(5.) The Fund's financial services holdings are in the diversified financials industry, and building holdings are in the consumer durables and apparel industry, in the SOI.


                             4 | Semiannual Report

Thank you for your continued participation in Franklin Universal Trust. We look forward to serving your future investment needs.

Sincerely,

(PHOTO OF CHRISTOPHER J. MOLUMPHY)


/s/ Christopher J. Molumphy

Christopher J. Molumphy, CFA
Senior Portfolio Manager

(PHOTO OF GLENN I. VOYLES)


/s/ Glenn I. Voyles

Glenn I. Voyles, CFA
Portfolio Manager

Franklin Universal Trust

CFA(R) and Chartered Financial Analyst(R) are trademarks owned by CFA Institute.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 5

Performance Summary as of 2/28/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

SYMBOL: FT                                               CHANGE   2/28/10   8/31/09
----------                                               ------   -------   -------
Net Asset Value (NAV)                                    +$0.48    $6.33     $5.85
Market Price (NYSE)                                      +$0.75    $5.83     $5.08
DISTRIBUTIONS (9/1/09-2/28/10)
Dividend Income                         $0.2280

PERFORMANCE

                                        6-MONTH          1-YEAR    5-YEAR   10-YEAR
                                        -------          ------    ------   -------
Cumulative Total Return(1)
   Based on change in NAV(2)             +12.16%         +56.27%   +27.40%   +76.83%
   Based on change in market price(3)    +19.48%         +62.93%   +40.01%  +109.90%
Average Annual Total Return(1)
   Based on change in NAV(2)             +12.16%         +56.27%    +4.96%    +5.87%
   Based on change in market price(3)    +19.48%         +62.93%    +6.96%    +7.70%
      Distribution Rate(4)                        7.82%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

THE RISKS ASSOCIATED WITH HIGHER YIELDING, LOWER RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THESE SECURITIES CARRY A GREATER DEGREE OF CREDIT RISK RELATIVE TO INVESTMENT-GRADE SECURITIES. IN ADDITION TO OTHER FACTORS, SECURITIES ISSUED BY UTILITY COMPANIES ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS. THE FUND'S SHARE PRICE AND YIELD WILL BE AFFECTED BY INTEREST RATE MOVEMENTS. SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY.

(1.) Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

(2.) Assumes reinvestment of distributions based on net asset value.

(3.) Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

(4.) Distribution rate is based on an annualization of the Fund's 3.8 cent per share February dividend and the NYSE closing price of $5.83 on 2/28/10.


                             6 | Semiannual Report

Important Notice to Shareholders

SHARE REPURCHASE PROGRAM

The Fund's Board previously authorized an open-market share repurchase program, pursuant to which the Fund may purchase Fund shares, from time to time, up to 10% of the Fund's common shares in open-market transactions, at the discretion of management. This authorization remains in effect.


                             Semiannual Report | 7

Dividend Reinvestment and Cash Purchase Plan

The Fund's Dividend Reinvestment and Cash Purchase Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Fund. The Plan also allows you to purchase additional shares of the Fund by making voluntary cash payments. PNC Global Investment Servicing (Plan Agent), P.O. Box 6006, Carol Stream, IL 60197-6006, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Fund's Dividend Reinvestment and Cash Purchase Plan Brochure. A copy of that Brochure may be obtained from the Fund at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Fund declares a dividend or capital gain distribution payable either in cash or in stock of the Fund and the market price of shares on the valuation date equals or exceeds the net asset value, the Fund will issue new shares to you at the higher of net asset value or 95% of the then current market price. Whenever the Fund declares a distribution from capital gains or an income dividend payable in either cash or shares, if the net asset value per share of the Fund's common stock exceeds the market price per share on the valuation date, the Plan Agent shall apply the amount of such dividend or distribution payable to participants to the purchase of shares (less their pro rata share of brokerage commissions incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If the price exceeds the net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed the net asset value, resulting in fewer shares being acquired than if the Fund had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places. The Fund will not issue shares under the Plan at a price below net asset value.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Fund. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to PNC Global Investment Servicing and sent to PNC Global Investment Servicing, P.O. Box 6006, Carol Stream, IL 60197-6006, Attn: Franklin Universal Trust.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Fund that are purchased in the open market.


                             8 | Semiannual Report

The Plan Agent will invest cash payments on approximately the 5th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. UNDER NO CIRCUMSTANCES WILL INTEREST BE PAID ON YOUR FUNDS HELD BY THE PLAN AGENT. Accordingly, you should send any voluntary cash payments you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than two business days before an investment date. Payments received less than two business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, if the Fund issues new shares, shareholders receiving such shares generally will be treated as having a distribution equal to the market value of the shares received, and if shares are purchased on the open market, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Fund does not issue new shares in connection with voluntary cash payments. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value at the time the Plan Agent purchases the additional shares, you will receive shares at a price greater than the net asset value.

You will receive a monthly account statement from the Plan Agent showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent


                              Semiannual Report | 9
destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan without penalty at any time by notifying the Plan Agent, in writing, at the address above. If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Fund or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Fund.


                             10 | Semiannual Report

Franklin Universal Trust

FINANCIAL HIGHLIGHTS

                                           SIX MONTHS ENDED                      YEAR ENDED AUGUST 31,
                                          FEBRUARY 28, 2010 ---------------------------------------------------------------
                                             (UNAUDITED)      2009            2008         2007         2006         2005
                                          ----------------- --------        --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)
Net asset value, beginning of period ....      $   5.85     $   6.96        $   7.41     $   7.09     $   7.12     $   6.48
                                               --------     --------        --------     --------     --------     --------
Income from investment operations:
   Net investment income(a) .............          0.24         0.35            0.49         0.47         0.45         0.45
   Net realized and unrealized gains
      (losses) ..........................          0.47        (1.00)          (0.49)        0.29        (0.05)        0.59
                                               --------     --------        --------     --------     --------     --------
Total from investment operations ........          0.71        (0.65)             --         0.76         0.40         1.04
                                               --------     --------        --------     --------     --------     --------
Less distributions from net investment
income ..................................         (0.23)       (0.46)          (0.46)       (0.46)       (0.44)       (0.40)
                                               --------     --------        --------     --------     --------     --------
Repurchase of shares ....................            --           --            0.01         0.02         0.01           --
                                               --------     --------        --------     --------     --------     --------
Net asset value, end of period ..........      $   6.33     $   5.85        $   6.96     $   7.41     $   7.09     $   7.12
                                               ========     ========        ========     ========     ========     ========
Market value, end of period(b) ..........      $   5.83     $   5.08        $   6.15     $   6.68     $   6.52     $   6.22
                                               ========     ========        ========     ========     ========     ========
Total return (based on market value
   per share)(c) ........................         19.48%       (7.85)%         (1.35)%       9.38%       12.48%       17.49%

RATIOS TO AVERAGE NET ASSETS(d)
Expenses ................................          2.73%        4.89%(e, f)     2.50%(e)     2.24%(e)     2.27%(e)     2.32%(e)
Net investment income ...................          7.69%        6.98%           6.51%        6.15%        6.47%        6.49%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .......      $158,972     $147,066        $174,843     $190,968     $194,724     $198,861
Portfolio turnover rate .................         21.19%       24.78%          18.52%       29.30%       32.95%       34.60%
Total debt outstanding at end of
   period (000's) .......................      $ 42,000     $ 42,000        $ 65,000     $ 55,000     $ 55,000     $ 55,000
Asset coverage per $1,000 of debt .......      $  4,785     $  4,502        $  3,690     $  4,472     $  4,540     $  4,616
Average amount of senior fixed rate
   Notes per share during the period ....      $   1.67     $   1.80        $   2.18     $   2.06     $   1.97     $   1.97

(a)  Based on average daily shares outstanding.

(b)  Based on the last sale on the New York Stock Exchange.

(c)  Total return is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Benefit of expense reduction rounds to less than 0.01%.

(f) Total expense ratio excluding Note prepayment fees and issuance costs was 3.44%. See Note 3.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 11

Franklin Universal Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2010 (UNAUDITED)

                                                                       COUNTRY         SHARES         VALUE
                                                                   ---------------   ----------   ------------
       COMMON STOCKS 34.8%
       AUTOMOBILES & COMPONENTS 0.0%(a)
(b, c) Harvard Industries Inc. .................................    United States       109,618   $      1,096
                                                                                                  ------------
       COMMERCIAL & PROFESSIONAL SERVICES 0.0%
(c, d) VS Holdings Inc. ........................................    United States       181,875             --
                                                                                                  ------------
       ENERGY 1.3%
       Spectra Energy Corp. ....................................    United States        92,350      2,013,230
                                                                                                  ------------
       MEDIA 0.7%
   (c) Charter Communications Inc., A ..........................    United States         4,260        126,735
   (c) Dex One Corp. ...........................................    United States        32,497        968,414
                                                                                                  ------------
                                                                                                     1,095,149
                                                                                                  ------------
       UTILITIES 32.8%
       Alliant Energy Corp. ....................................    United States        85,000      2,688,550
       American Electric Power Co. Inc. ........................    United States        75,000      2,521,500
       Atmos Energy Corp. ......................................    United States        45,000      1,235,700
       CenterPoint Energy Inc. .................................    United States       276,600      3,700,908
       Consolidated Edison Inc. ................................    United States        42,000      1,795,500
       Dominion Resources Inc. .................................    United States       100,000      3,799,000
       Duke Energy Corp. .......................................    United States       160,000      2,616,000
       Edison International ....................................    United States        75,000      2,447,250
       Entergy Corp. ...........................................    United States        50,000      3,798,500
       Exelon Corp. ............................................    United States        70,000      3,031,000
       FirstEnergy Corp. .......................................    United States        50,000      1,932,500
       FPL Group Inc. ..........................................    United States        50,000      2,318,500
       Great Plains Energy Inc. ................................    United States        32,600        580,606
       NV Energy Inc. ..........................................    United States        80,000        888,800
       PG&E Corp. ..............................................    United States        50,000      2,096,000
       Pinnacle West Capital Corp. .............................    United States        70,000      2,548,700
       PPL Corp. ...............................................    United States        60,000      1,708,800
       Progress Energy Inc. ....................................    United States        45,000      1,723,050
       Public Service Enterprise Group Inc. .. .................    United States        60,000      1,783,200
       Sempra Energy ...........................................    United States        48,500      2,384,745
       The Southern Co. ........................................    United States       120,000      3,812,400
       Westar Energy Inc. ......................................    United States        27,300        584,220
       Wisconsin Energy Corp. ..................................    United States        20,000        968,600
       Xcel Energy Inc. ........................................    United States        60,000      1,248,600
                                                                                                  ------------
                                                                                                    52,212,629
                                                                                                  ------------
       TOTAL COMMON STOCKS (COST $48,434,490) ..................                                    55,322,104
                                                                                                  ------------
       PREFERRED STOCKS (COST $214,420) 0.2%
       DIVERSIFIED FINANCIALS 0.2%
   (e) GMAC Inc., 7.00%, pfd., 144A ............................    United States           604        427,537
                                                                                                  ------------

                                                                                      PRINCIPAL
                                                                                      AMOUNT(f)
                                                                                     ----------
(g, h) SENIOR FLOATING RATE INTERESTS (COST $994,917) 0.6%
       MATERIALS 0.6%
       Novelis Corp., U.S. Term Loan, 2.23% - 2.26%, 7/07/14 ...    United States    $  994,917        965,070
                                                                                                  ------------


                             12 | Semiannual Report

Franklin Universal Trust

                                                                                      PRINCIPAL
                                                                        COUNTRY       AMOUNT(f)       VALUE
                                                                   ---------------   ----------   ------------
       CORPORATE BONDS 88.4%
       AUTOMOBILES & COMPONENTS 4.0%
       Arvinmeritor Inc., senior note, 10.625%, 3/15/18 ........    United States    $  400,000   $    392,096
       Ford Motor Credit Co. LLC,
          7.80%, 6/01/12 .......................................    United States     2,000,000      2,021,756
          senior note, 9.875%, 8/10/11 .........................    United States     1,500,000      1,573,670
          senior note, 8.125%, 1/15/20 .........................    United States       500,000        499,097
   (e) TRW Automotive Inc., senior note, 144A, 7.25%, 3/15/17 ..    United States     2,000,000      1,900,000
                                                                                                  ------------
                                                                                                     6,386,619
                                                                                                  ------------
       CAPITAL GOODS 6.2%
   (e) Allison Transmission Inc., senior note, 144A, 11.00%,
          11/01/15 .............................................    United States     2,000,000      2,085,000
       Case New Holland Inc., senior note,
          7.125%, 3/01/14 ......................................    United States     1,000,000      1,005,000
   (e)    144A, 7.75%, 9/01/13 .................................    United States       500,000        505,000
       Greenbrier Cos. Inc., senior note, 8.375%, 5/15/15 ......    United States       500,000        442,500
   (e) Libbey Glass Inc., senior secured note, 144A, 10.00%,
          2/15/15 ..............................................    United States       600,000        624,000
       The Manitowoc Co. Inc., senior note, 9.50%, 2/15/18 .....    United States       600,000        601,500
   (e) Oshkosh Corp., senior note, 144A,
          8.25%, 3/01/17 .......................................    United States       200,000        200,000
          8.50%, 3/01/20 .......................................    United States       200,000        200,000
       RBS Global & Rexnord Corp., senior note, 9.50%,
          8/01/14 ..............................................    United States     2,000,000      2,035,000
       RSC Equipment Rental Inc., senior note, 9.50%,
          12/01/14 .............................................    United States     2,200,000      2,139,500
                                                                                                  ------------
                                                                                                     9,837,500
                                                                                                  ------------
       COMMERCIAL & PROFESSIONAL SERVICES 1.2%
       ARAMARK Corp., senior note, 8.50%, 2/01/15 ..............    United States       400,000        406,000
   (e) Casella Waste Systems Inc., senior secured note, 144A,
          11.00%, 7/15/14 ......................................    United States       500,000        540,000
(e, i) JohnsonDiversey Holdings Inc., senior note, 144A, PIK,
          10.50%, 5/15/20 ......................................    United States     1,000,000      1,045,000
                                                                                                  ------------
                                                                                                     1,991,000
                                                                                                  ------------
       CONSUMER DURABLES & APPAREL 3.5%
       Jarden Corp., senior sub. note, 7.50%, 5/01/17 ..........    United States     2,000,000      2,020,000
       Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 ....    United States       400,000        404,000
       KB Home, senior note,
          6.25%, 6/15/15 .......................................    United States       700,000        664,125
          7.25%, 6/15/18 .......................................    United States       800,000        756,000
   (e) Norcraft Cos. LP, senior secured note, 144A, 10.50%,
          12/15/15 .............................................    United States       500,000        522,500
       Visant Holding Corp., senior note, 8.75%, 12/01/13 ......    United States     1,100,000      1,122,000
                                                                                                  ------------
                                                                                                     5,488,625
                                                                                                  ------------
       CONSUMER SERVICES 5.4%
(e, j) Fontainebleau Las Vegas, 144A, 10.25%, 6/15/15 ..........    United States     1,600,000         25,000
       Harrah's Operating Co. Inc., senior secured note, 11.25%,
          6/01/17 ..............................................    United States     1,500,000      1,563,750
       MGM MIRAGE, senior note,
          6.875%, 4/01/16 ......................................    United States     1,500,000      1,177,500
          7.50%, 6/01/16 .......................................    United States     1,200,000        957,000
   (e) Norwegian Cruise Line Ltd., senior secured note, 144A,
          11.75%,
          11/15/16 .............................................    United States     1,500,000      1,597,500
       Pinnacle Entertainment Inc.,
   (e)    senior note, 144A, 8.625%, 8/01/17 ...................    United States       500,000        477,500
          senior sub. note, 8.25%, 3/15/12 .....................    United States       323,000        319,770
          senior sub. note, 7.50%, 6/15/15 .....................    United States       700,000        582,750


                             Semiannual Report | 13

Franklin Universal Trust

                                                                                      PRINCIPAL
                                                                        COUNTRY       AMOUNT(f)       VALUE
                                                                   ---------------   ----------   ------------
       CORPORATE BONDS (CONTINUED)
       CONSUMER SERVICES (CONTINUED)
   (e) Shingle Springs Tribal Gaming, senior note, 144A,
          9.375%, 6/15/15 ......................................    United States    $  600,000   $    480,000
   (j) Station Casinos Inc.,
          senior note, 7.75%, 8/15/16 ..........................    United States     1,100,000        165,000
          senior sub. note, 6.50%, 2/01/14 .....................    United States       100,000          1,020
          senior sub. note, 6.875%, 3/01/16 ....................    United States     1,200,000         12,240
   (e) Universal City Development,
          senior note, 144A, 8.875%, 11/15/15 ..................    United States       800,000        810,000
          senior sub. note, 144A, 10.875%, 11/15/16 ............    United States       400,000        416,000
                                                                                                  ------------
                                                                                                     8,585,030
                                                                                                  ------------
       DIVERSIFIED FINANCIALS 1.6%
       GMAC Inc.,
          senior note, 6.875%, 8/28/12 .........................    United States     2,300,000      2,288,500
          sub. note, 8.00%, 12/31/18 ...........................    United States       300,000        280,500
                                                                                                  ------------
                                                                                                     2,569,000
                                                                                                  ------------
       ENERGY 14.6%
   (e) Antero Resources Finance, senior note, 144A, 9.375%,
          12/01/17 .............................................    United States     1,000,000      1,025,000
       Berry Petroleum Co., senior note, 10.25%, 6/01/14 .......    United States       800,000        874,000
       Chesapeake Energy Corp., senior note, 6.25%, 1/15/18 ....    United States     2,000,000      1,875,000
       Compagnie Generale de Geophysique-Veritas, senior note,
          7.50%, 5/15/15 .......................................        France          400,000        394,000
          7.75%, 5/15/17 .......................................        France          600,000        591,000
       Concho Resources Inc., senior note, 8.625%, 10/01/17 ....    United States       500,000        515,625
       Copano Energy LLC, senior note, 8.125%, 3/01/16 .........    United States     1,000,000      1,012,500
   (e) Crosstex Energy/Crosstex Energy Finance, senior note,
          144A, 8.875%,
          2/15/18 ..............................................    United States       300,000        306,000
       Denbury Resources Inc., senior sub. note, 8.25%,
          2/15/20 ..............................................    United States       500,000        520,000
       El Paso Corp., senior note, 12.00%, 12/12/13 ............    United States     1,200,000      1,401,000
   (g) Enterprise Products Operating LLC, junior sub. note,
          FRN, 7.034%,
          1/15/68 ..............................................    United States     1,200,000      1,138,679
   (e) Expro Finance Luxembourg, senior secured note, 144A,
          8.50%,
          12/15/16 .............................................    United Kingdom    1,100,000      1,095,294
   (e) General Maritime Corp., senior note, 144A, 12.00%,
          11/15/17 .............................................    United States       700,000        728,000
   (e) Holly Corp., senior note, 144A, 9.875%, 6/15/17 .........    United States       400,000        412,000
       Mariner Energy Inc., senior note, 7.50%, 4/15/13 ........    United States     1,500,000      1,507,500
       MarkWest Energy Partners LP, senior note, 6.875%,
          11/01/14 .............................................    United States     2,000,000      1,950,000
   (e) OPTI Canada Inc., senior secured note, 144A, 9.00%,
          12/15/12 .............................................        Canada          400,000        409,000
       Plains Exploration & Production Co., senior note, 7.625%,
          6/01/18 ..............................................    United States     1,900,000      1,914,250
       Quicksilver Resources Inc., senior note, 8.25%,
          8/01/15 ..............................................    United States     2,000,000      2,030,000
   (e) SandRidge Energy Inc., senior note, 144A, 8.00%,
          6/01/18 ..............................................    United States     1,900,000      1,828,750
       Teekay Corp., senior note, 8.50%, 1/15/20 ...............   Marshall Islands     300,000        306,000
       Tesoro Corp., senior note, 6.50%, 6/01/17 ...............    United States     1,500,000      1,353,750
                                                                                                  ------------
                                                                                                    23,187,348
                                                                                                  ------------
       FOOD & STAPLES RETAILING 1.1%
       Rite Aid Corp., senior secured note, 9.75%, 6/12/16 .....    United States       900,000        965,250
       SUPERVALU Inc., senior note, 8.00%, 5/01/16 .............    United States       800,000        810,000
                                                                                                  ------------
                                                                                                     1,775,250
                                                                                                  ------------


                             14 | Semiannual Report

Franklin Universal Trust

                                                                                      PRINCIPAL
                                                                        COUNTRY       AMOUNT(f)       VALUE
                                                                   ---------------   ----------   ------------
       CORPORATE BONDS (CONTINUED)
       FOOD, BEVERAGE & TOBACCO 2.8%
   (e) CEDC Finance Corp. International Inc., senior secured
          note, 144A, 9.125%,
          12/01/16 .............................................    United States    $  700,000   $    735,000
   (e) Cott Beverages Inc., senior note, 144A, 8.375%,
          11/15/17 .............................................    United States       700,000        714,000
   (e) Dole Food Co. Inc., senior note, 144A, 13.875%,
          3/15/14 ..............................................    United States       676,000        809,510
   (e) JBS USA LLC, senior note, 144A, 11.625%, 5/01/14 ........    United States     1,200,000      1,356,000
   (e) Pinnacle Foods Finance LLC, senior note, 144A, 9.25%,
          4/01/15 ..............................................    United States       800,000        816,000
                                                                                                  ------------
                                                                                                     4,430,510
                                                                                                  ------------
       HEALTH CARE EQUIPMENT & SERVICES 7.4%
       FMC Finance III SA, senior note, 6.875%, 7/15/17 ........       Germany        1,500,000      1,545,000
   (e) Fresenius US Finance II, senior note, 144A, 9.00%,
          7/15/15 ..............................................       Germany          700,000        777,000
       HCA Inc.,
       senior note, 6.50%, 2/15/16 .............................    United States     2,500,000      2,343,750
   (i) senior secured note, PIK, 9.625%, 11/15/16 ..............    United States     1,051,000      1,127,197
       Tenet Healthcare Corp., senior note, 7.375%, 2/01/13 ....    United States     1,700,000      1,708,500
   (i) United Surgical Partners International Inc., senior sub.
       note, PIK, 9.25%,
          5/01/17 ..............................................    United States     2,000,000      2,070,000
(g, i) US Oncology Holdings Inc., senior note, PIK, FRN, 6.428%,
          3/15/12 ..............................................    United States     2,323,000      2,195,235
                                                                                                  ------------
                                                                                                    11,766,682
                                                                                                  ------------
       MATERIALS 9.2%
       Freeport-McMoRan Copper & Gold Inc., senior note, 8.375%,
          4/01/17 ..............................................    United States     1,500,000      1,629,687
       Huntsman International LLC, senior sub. note, 7.875%,
          11/15/14 .............................................    United States     2,000,000      1,950,000
   (e) Ineos Group Holdings PLC, senior secured note, 144A,
          8.50%,
          2/15/16 ..............................................    United Kingdom    1,500,000        982,500
   (e) MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17 ..    United States     1,800,000      1,809,000
       Nalco Co., senior sub. note, 8.875%, 11/15/13 ...........    United States     1,500,000      1,545,000
       NewPage Corp., senior secured note,
          10.00%, 5/01/12 ......................................    United States       200,000        116,000
          11.375%, 12/31/14 ....................................    United States     1,400,000      1,344,000
       Novelis Inc., senior note,
          7.25%, 2/15/15 .......................................        Canada          200,000        186,500
          11.50%, 2/15/15 ......................................        Canada          250,000        266,875
       Owens-Brockway Glass Container Inc., senior note, 6.75%,
          12/01/14 .............................................    United States     1,500,000      1,518,750
       Solo Cup Co.,
          senior secured note, 10.50%, 11/01/13 ................    United States       300,000        315,750
          senior sub. note, 8.50%, 2/15/14 .....................    United States     1,000,000        955,000
       Teck Resources Ltd., senior secured note, 10.75%,
          5/15/19 ..............................................       Canada          900,000      1,111,500
       Weyerhaeuser Co., senior note, 7.375%, 10/01/19 .........    United States       900,000        958,938
                                                                                                  ------------
                                                                                                    14,689,500
                                                                                                  ------------
       MEDIA 10.4%
   (e) Cablevision Systems Corp., senior note, 144A, 8.625%,
          9/15/17 ..............................................    United States       500,000        517,500
   (e) CCH II LLC/CCH II Capital Corp., senior note, 144A,
          13.50%,
          11/30/16 .............................................    United States     2,200,134      2,587,908
   (e) Clear Channel Worldwide Holdings Inc., senior note,
          A, 144A, 9.25%, 12/15/17 .............................    United States       200,000        205,000
          B, 144A, 9.25%, 12/15/17 .............................    United States       600,000        619,500
   (e) CSC Holdings Inc., senior note, 144A, 8.50%, 4/15/14 ....    United States       300,000        316,875
       EchoStar DBS Corp., senior note, 7.125%, 2/01/16 ........    United States     1,500,000      1,511,250


                             Semiannual Report | 15

Franklin Universal Trust

                                                                                      PRINCIPAL
                                                                        COUNTRY       AMOUNT(f)       VALUE
                                                                   ---------------   ----------   ------------
       CORPORATE BONDS (CONTINUED)
       MEDIA (CONTINUED)
       Lamar Media Corp., senior sub. note, B, 6.625%,
          8/15/15 ..............................................    United States    $2,000,000   $ 1,880,000
       LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ..    United States     1,500,000     1,428,750
   (e) Media General Inc., senior sec. note, 144A, 11.75%,
          2/15/17 ..............................................    United States       800,000       780,000
   (k) Radio One Inc., senior sub. note, 6.375%, 2/15/13 .......    United States     1,700,000     1,353,625
   (e) Sinclair Television Group Inc., senior secured note,
          144A, 9.25%, 11/01/17 ................................    United States     1,200,000     1,251,000
(e, i) Univision Communications Inc., senior note, 144A, PIK,
          10.50%,
          3/15/15 ..............................................    United States     1,052,500       936,725
   (e) UPC Germany GmbH, senior secured bond, 144A, 8.125%,
          12/01/17 .............................................       Germany        1,200,000     1,203,866
   (e) UPC Holding BV, senior note, 144A, 9.875%, 4/15/18 ......     Netherlands        300,000       313,500
   (e) Virgin Media Secured Finance, senior secured note, 144A,
          6.50%,
          1/15/18 ..............................................    United Kingdom      600,000       600,114
   (e) WMG Acquisition Corp., senior secured note, 144A, 9.50%,
          6/15/16 ..............................................    United States       900,000       949,500
                                                                                                  -----------
                                                                                                   16,455,113
                                                                                                  -----------
       PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.5%
   (e) Talecris Biotherapeutics Holdings Corp., senior note,
          144A, 7.75%,
          11/15/16 .............................................    United States       800,000       808,000
                                                                                                  -----------
       REAL ESTATE 1.4%
   (e) FelCor Lodging LP, senior secured note, 144A, 10.00%,
          10/01/14 .............................................    United States     1,400,000     1,368,500
       Forest City Enterprises Inc., senior note, 7.625%,
          6/01/15 ..............................................    United States       900,000       814,500
                                                                                                  -----------
                                                                                                    2,183,000
                                                                                                  -----------
       RETAILING 1.4%
       Michaels Stores Inc., senior note, 10.00%, 11/01/14 .....    United States     1,500,000     1,530,000
   (e) QVC Inc., senior secured note, 144A, 7.50%, 10/01/19 ....    United States       700,000       712,250
                                                                                                  -----------
                                                                                                    2,242,250
                                                                                                  -----------
       SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 1.0%
   (e) Advanced Micro Devices Inc., senior note, 144A, 8.125%,
          12/15/17 .............................................    United States       300,000       305,250
       Freescale Semiconductor Inc., senior note, 8.875%,
          12/15/14 .............................................    United States     1,500,000     1,338,750
                                                                                                  -----------
                                                                                                    1,644,000
                                                                                                  -----------
       SOFTWARE & SERVICES 2.2%
       First Data Corp., senior note, 9.875%, 9/24/15 ..........    United States     1,300,000     1,131,000
       SunGard Data Systems Inc.,
       senior note, 9.125%, 8/15/13 ............................    United States       900,000       925,875
       senior sub. note, 10.25%, 8/15/15 .......................    United States     1,400,000     1,459,500
                                                                                                  -----------
                                                                                                    3,516,375
                                                                                                  -----------
       TECHNOLOGY HARDWARE & EQUIPMENT 1.7%
       Jabil Circuit Inc., senior note, 7.75%, 7/15/16 .........    United States       500,000       520,000
       Sanmina-SCI Corp.,
(e, g)    senior note, 144A, FRN, 3.004%, 6/15/14 ..............    United States       700,000       654,500
          senior sub. note, 6.75%, 3/01/13 .....................    United States     1,100,000     1,102,750
          senior sub. note, 8.125%, 3/01/16 ....................    United States       400,000       396,000
                                                                                                  -----------
                                                                                                    2,673,250
                                                                                                  -----------


                             16 | Semiannual Report

Franklin Universal Trust

                                                                                      PRINCIPAL
                                                                        COUNTRY       AMOUNT(f)       VALUE
                                                                   ---------------   ----------   ------------
       CORPORATE BONDS (CONTINUED)
       TELECOMMUNICATION SERVICES 7.1%
       Crown Castle International Corp.,
          senior bond, 7.125%, 11/01/19 ........................    United States    $  100,000   $    100,500
          senior note, 9.00%, 1/15/15 ..........................    United States       800,000        868,000
   (e) Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15 ..       Jamaica        2,000,000      1,927,500
       Intelsat Bermuda Ltd., senior note, 11.25%, 6/15/16 .....       Bermuda          500,000        536,250
       Intelsat Subsidiary Holding Co. Ltd., senior note, 8.50%,
          1/15/13 ..............................................       Bermuda        1,500,000      1,522,500
       MetroPCS Wireless Inc., senior note, 9.25%, 11/01/14 ....    United States     2,000,000      2,005,000
       Qwest Communications International Inc., senior note,
          7.50%, 2/15/14 .......................................    United States     2,000,000      2,030,000
   (e) SBA Telecommunications Inc., senior note, 144A, 8.25%,
          8/15/19 ..............................................    United States       600,000        633,000
   (e) Wind Acquisition Finance SA, senior note, 144A, 12.00%,
          12/01/15 .............................................        Italy         1,500,000      1,612,500
                                                                                                  ------------
                                                                                                    11,235,250
                                                                                                  ------------
       TRANSPORTATION 1.3%
   (e) Ceva Group PLC, senior secured note, 144A, 10.00%,
          9/01/14 ..............................................    United Kingdom    1,500,000      1,507,500
   (e) Delta Air Lines Inc., senior secured note, 144A, 9.50%,
          9/15/14 ..............................................    United States       500,000        515,000
                                                                                                  ------------
                                                                                                     2,022,500
                                                                                                  ------------
       UTILITIES 4.4%
       Ameren Corp., senior note, 8.875%, 5/15/14 ..............    United States       900,000      1,047,378
       CMS Energy Corp., senior note, 8.75%, 6/15/19 ...........    United States       700,000        790,202
   (e) Dynegy Holdings Inc., senior note, 144A, 7.50%,
          6/01/15 ..............................................    United States     1,500,000      1,305,000
       NRG Energy Inc., senior note, 7.375%,
          2/01/16 ..............................................    United States     1,800,000      1,779,750
          1/15/17 ..............................................    United States       200,000        197,250
       Texas Competitive Electric Holdings Co. LLC, senior note,
          A, 10.25%,
          11/01/15 .............................................    United States     2,500,000      1,881,000
                                                                                                  ------------
                                                                                                     7,000,580
                                                                                                  ------------
       TOTAL CORPORATE BONDS (COST $139,797,188) ...............                                   140,487,382
                                                                                                  ------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $189,441,015) ..................................                                   197,202,093
                                                                                                  ------------

                                                                                       SHARES
                                                                                     ----------
       SHORT TERM INVESTMENTS (COST $1,735,999) 1.1%
       MONEY MARKET FUNDS 1.1%
   (l) Institutional Fiduciary Trust Money Market Portfolio,
          0.00% ................................................    United States     1,735,999      1,735,999
                                                                                                  ------------
       TOTAL INVESTMENTS (COST $191,177,014) 125.1% ............                                   198,938,092
       NOTES PAYABLE (26.4)% ...................................                                   (42,000,000)
       OTHER ASSETS, LESS LIABILITIES 1.3% .....................                                     2,034,028
                                                                                                  ------------
       NET ASSETS 100.0% .......................................                                  $158,972,120
                                                                                                  ============


                             Semiannual Report | 17

Franklin Universal Trust

See Abbreviations on page 31.

(a)  Rounds to less than 0.1% of net assets.

(b) Security has been deemed illiquid because it may not be able to be sold within seven days. At February 28, 2010, the value of this security was $1,096, representing less than 0.01% of net assets.

(c)  Non-income producing.

(d)  See Note 10 regarding restricted securities.

(e) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At February 28, 2010, the aggregate value of these securities was $47,288,579, representing 29.75% of net assets.

(f)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(g)  The coupon rate shown represents the rate at period end.

(h)  See Note 1(c) regarding senior floating rate interests.

(i)  Income may be received in additional securities and/or cash.

(j)  See Note 9 regarding defaulted securities.

(k)  See Note 11 regarding other considerations.

(l) See Note 8 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Franklin Universal Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2010 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .............................   $ 189,441,015
      Cost - Sweep Money Fund (Note 8) ........................       1,735,999
                                                                  -------------
      Total cost of investments ...............................   $ 191,177,014
                                                                  =============
      Value - Unaffiliated issuers ............................   $ 197,202,093
      Value - Sweep Money Fund (Note 8) .......................       1,735,999
                                                                  -------------
      Total value of investments ..............................     198,938,092
   Cash .......................................................             928
   Receivables:
      Investment securities sold ..............................         606,228
      Dividends and interest ..................................       3,328,034
   Note issuance costs (Note 3) ...............................         204,341
                                                                  -------------
         Total assets .........................................     203,077,623
                                                                  -------------
Liabilities:
   Payables:
      Investment securities purchased .........................         887,202
      Affiliates ..............................................         125,137
      Distributions to shareholders ...........................         955,012
   Senior fixed rate Notes (Note 3) ...........................      42,000,000
   Accrued expenses and other liabilities .....................         138,152
                                                                  -------------
         Total liabilities ....................................      44,105,503
                                                                  -------------
            Net assets, at value ..............................   $ 158,972,120
                                                                  =============
Net assets consist of:
   Paid-in capital ............................................   $ 235,458,220
   Undistributed net investment income ........................         944,465
   Net unrealized appreciation (depreciation) .................       7,761,078
   Accumulated net realized gain (loss) .......................     (85,191,643)
                                                                  -------------
            Net assets, at value ..............................   $ 158,972,120
                                                                  =============
Shares outstanding ............................................      25,131,894
                                                                  =============
Net asset value per share .....................................   $        6.33
                                                                  =============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 19

Franklin Universal Trust

STATEMENT OF OPERATIONS

for the six months ended February 28, 2010 (unaudited)

Investment income:
   Dividends ..................................................   $ 1,324,643
   Interest ...................................................     6,833,701
                                                                  -----------
      Total investment income .................................     8,158,344
                                                                  -----------
Expenses:
   Management fees (Note 4a) ..................................       746,699
   Interest expense (Note 3) ..................................     1,232,700
   Transfer agent fees ........................................        23,350
   Custodian fees (Note 5) ....................................         1,719
   Reports to shareholders ....................................        24,601
   Professional fees ..........................................        51,461
   Trustees' fees and expenses ................................         8,507
   Amortization of Note issuance costs (Note 3) ...............        25,236
   Other ......................................................        24,533
                                                                  -----------
      Total expenses ..........................................     2,138,806
                                                                  -----------
         Net investment income ................................     6,019,538
                                                                  -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ..................    (4,086,564)
   Net change in unrealized appreciation (depreciation) on
      investments .............................................    15,703,365
                                                                  -----------
Net realized and unrealized gain (loss) .......................    11,616,801
                                                                  -----------
Net increase (decrease) in net assets resulting from
   operations .................................................   $17,636,339
                                                                  ===========

   The accompanying notes are an integral part of these financial statements.


                             20 | Semiannual Report

Franklin Universal Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            SIX MONTHS ENDED
                                                                           FEBRUARY 28, 2010      YEAR ENDED
                                                                               (UNAUDITED)     AUGUST 31, 2009
                                                                           -----------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ............................................     $  6,019,538       $  8,850,848
      Net realized gain (loss) from investments and foreign currency
         transactions ..................................................       (4,086,564)       (13,240,866)
      Net change in unrealized appreciation (depreciation) on
         investments. ..................................................       15,703,365        (11,926,993)
                                                                             ------------       ------------
         Net increase (decrease) in net assets resulting from
            operations .................................................       17,636,339        (16,317,011)
   Distributions to shareholders from net investment income ............       (5,730,072)       (11,460,143)
                                                                             ------------       ------------
         Net increase (decrease) in net assets .........................       11,906,267        (27,777,154)
Net assets:
   Beginning of period .................................................      147,065,853        174,843,007
                                                                             ------------       ------------
   End of period .......................................................     $158,972,120       $147,065,853
                                                                             ============       ============
Undistributed net investment income included in net assets:
   End of period .......................................................     $    944,465       $    654,999
                                                                             ============       ============

The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 21

Franklin Universal Trust

STATEMENT OF CASH FLOWS

for the six months ended February 28, 2010 (unaudited)

Cash flow from operating activities:
   Dividends and interest received .............................   $  7,493,394
   Operating expenses paid .....................................       (878,856)
   Interest expense paid .......................................     (1,232,700)
   Purchases of long-term investments ..........................    (40,501,060)
   Sales and maturities of long-term investments ...............     42,446,179
   Net purchases of short-term investments .....................     (1,595,957)
                                                                   ------------
      Cash provided - operating activities .....................      5,731,000
                                                                   ============
Cash flow used from financing activities - distributions to
   shareholders ................................................     (5,730,072)
                                                                   ------------
Net increase (decrease) in cash ................................            928
Cash at beginning of period ....................................             --
                                                                   ------------
Cash at end of period ..........................................   $        928
                                                                   ============

RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATING ACTIVITIES TO NET CASH PROVIDED BY OPERATING ACTIVITIES

for the six months ended February 28, 2010 (unaudited)

Net increase (decrease) in net assets resulting from operating
   activities ........................................................   $ 17,636,339
   Adjustments to reconcile net increase (decrease) in net assets resulting from operating activities to net cash provided by operating activities:
      Amortization of Note issuance costs ............................         25,236
      Net amortization income ........................................       (322,350)
      Other investment transactions ..................................        (36,523)
      Increase in dividends and interest receivable ..................       (306,077)
      Increase in other liabilities ..................................          2,014
      Decrease in cost of investments ................................      4,435,726
      Increase in unrealized appreciation on investments .............    (15,703,365)
                                                                         ------------
Net cash provided by operating activities ............................   $  5,731,000
                                                                         ============

   The accompanying notes are an integral part of these financial statements.


                             22 | Semiannual Report

Franklin Universal Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Universal Trust (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally,


                             Semiannual Report | 23

Franklin Universal Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.


                             24 | Semiannual Report

Franklin Universal Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of February 28, 2010, and has determined that no provision for income tax is required in the Fund's financial statements.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.


                             Semiannual Report | 25

Franklin Universal Trust

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2010, there were an unlimited number of shares authorized ($0.01 par value). During the period ended February 28, 2010 and year ended August 31, 2009 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

The Fund's Board of Trustees previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. During the periods ended February 28, 2010 and August 31, 2009, there were no shares repurchased.

3. SENIOR FIXED RATE NOTES

On August 29, 2008, the Fund issued $65,000,000 million principal amount of a new class of five-year senior fixed rate notes (Notes). The Notes are general unsecured obligations of the Fund and rank senior to trust shares and all existing or future unsecured indebtedness of the Fund. The Notes bear interest, payable semi-annually, at the rate of 5.87% per year, to maturity on August 28, 2013. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established in the Notes Agreement, and is required under the 1940 Act to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the period ended February 28, 2010. The issuance costs of $427,946 incurred by the Fund are deferred and amortized on an interest method basis over the term of the Notes. Subject to certain restrictions and make whole premiums, the Fund may prepay the Notes at any time. At February 28, 2010, if the Notes were fully prepaid, the make whole premium related to the current balance of the Notes would have been approximately $5,346,000.

For the year ended August 31, 2009, the Fund incurred realized and unrealized losses related to the broader market downturn. As a result of these losses, the Fund no longer met certain asset coverage requirements contained in the Notes agreement, which are consistent with the 300% asset coverage requirements under the 1940 Act. On October 14, 2008, the Fund made an early partial prepayment of $8,000,000 of the Notes, together with a make whole premium of $951,222. Upon this early prepayment, the asset coverage requirement under the Notes was met. On October 27, 2008, the Fund made another partial prepayment of $10,000,000 of the Notes, together with an additional make whole premium of $500,000. An additional prepayment of $5,000,000 of the Notes, together with a make whole premium of $250,000 was made on October 30, 2008. Upon completion of these early prepayments, the balance of the Notes was reduced to $42,000,000. In connection with the early Notes prepayments, the Fund expensed $145,034 of previously incurred Note issuance costs.

Based on the Notes' current credit rating, remaining time to maturity, stated coupon rates, and other covenants, at February 28, 2010, the estimated fair value of the Notes was approximately $45,365,000.


                             26 | Semiannual Report

Franklin Universal Trust

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                       AFFILIATION
----------                                       ----------------------
Franklin Advisers, Inc. (Advisers)               Investment manager
Franklin Templeton Services, LLC (FT Services)   Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers of 0.75% per year of the average weekly managed assets. Managed assets are defined as the Fund's gross asset value minus the sum of accrued liabilities, other than the principal amount of the Notes.

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2010, there were no credits earned.

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At August 31, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2010 ...............................   $ 6,827,086
   2011 ...............................    37,932,623
   2012 ...............................    18,676,213
   2013 ...............................     3,096,550
   2014 ...............................     4,643,995
   2017 ...............................     1,679,183
                                          -----------
                                          $72,855,650
                                          ===========

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2009, the Fund deferred realized capital losses and realized currency losses of $8,134,669 and $114,950, respectively.


                             Semiannual Report | 27

Franklin Universal Trust

6. INCOME TAXES (CONTINUED)

At February 28, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ..........................   $191,462,891
                                                 ============
Unrealized appreciation ......................   $ 18,884,936
Unrealized depreciation ......................    (11,409,735)
                                                 ------------
Net unrealized appreciation (depreciation) ...   $  7,475,201
                                                 ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, payments-in-kind, bond discounts and premiums, corporate actions, and Note issuance costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, payments-in-kind, bond discounts and premiums, and corporate actions.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2010, aggregated $41,388,262 and $42,706,315, respectively.

8. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

9. CREDIT RISK AND DEFAULTED SECURITIES

At February 28, 2010, the Fund had 71.32% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At February 28, 2010, the aggregate value of these securities was $203,260, representing 0.10% of the Fund's portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.


                             28 | Semiannual Report

Franklin Universal Trust

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At February 28, 2010, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

                                                              ACQUISITION
SHARES    ISSUER                                                  DATE        COST     VALUE
-------   ------                                              -----------   --------   -----
181,875   VS Holdings Inc. ................................     12/06/01    $181,875    $--
                                                                                        ===
             TOTAL RESTRICTED SECURITIES (0.00% of Net Assets)

11. OTHER CONSIDERATIONS

From time to time, officers, directors or employees of the Fund's Investment Manager may have discussions or enter into agreements with issuers, underwriters or creditors' committees which, pursuant to the Fund's policies and requirements of applicable securities laws, could prevent the Fund from trading in the securities of such company for limited or extended periods of time.

12. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                             Semiannual Report | 29

Franklin Universal Trust

12. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of February 28, 2010, in valuing the Fund's assets carried at fair value:

                                             LEVEL 1        LEVEL 2     LEVEL 3       TOTAL
                                           -----------   ------------   -------   ------------
ASSETS:
   Investments in Securities:
   Equity Investments:(a)
      Automobiles & Components             $        --   $         --   $1,096    $      1,096
      Commercial & Professional Services            --             --       --(b)           --(b)
      Diversified Financials                        --        427,537       --         427,537
      Other Equity Investments(c)           55,321,008             --       --      55,321,008
   Senior Floating Rate Interests                   --        965,070       --         965,070
   Corporate Bonds                                  --    140,487,382       --     140,487,382
   Short Term Investments                    1,735,999             --       --       1,735,999
                                           -----------   ------------   ------    ------------
      Total Investments in Securities      $57,057,007   $141,879,989   $1,096    $198,938,092
                                           ===========   ============   ======    ============

(a)  Includes common and preferred stock.

(b)  Includes security determined to have no value at February 28, 2010.

(c) For detailed industry descriptions, see the accompanying Statement of Investments.

At February 28, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                                                                                        NET CHANGE
                                                                 NET CHANGE                                           IN UNREALIZED
                                                                     IN                                                APPRECIATION
                                    BALANCE AT       NET         UNREALIZED        NET       TRANSFER      BALANCE    (DEPRECIATION)
                                     BEGINNING    REALIZED      APPRECIATION    PURCHASES   IN (OUT) OF     AT END    ON ASSETS HELD
                                     OF PERIOD   GAIN (LOSS)   (DEPRECIATION)    (SALES)      LEVEL 3     OF PERIOD    AT PERIOD END
                                    ----------   -----------   --------------   ---------   -----------   ---------   --------------
ASSETS
   Equity Investments:
      Automobiles & Components ..    $1,096       $      --       $     --       $    --        $--       $1,096            $--
      Commercial & Professional
         Services ...............        --(a)           --             --            --         --           --(a)          --
   Corporate Bonds ..............     7,216        (718,255)       714,387        (3,348)        --           --             --
                                     ------       ---------       --------       -------        ---       ------            ---
Total ...........................    $8,312       $(718,255)      $714,387       $(3,348)       $--       $1,096            $--
                                     ======       =========       ========       =======        ===       ======            ===

(a)  Includes security determined to have no value at February 28, 2010.


                             30 | Semiannual Report

Franklin Universal Trust

13. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2010-6, FAIR VALUE MEASUREMENTS AND DISCLOSURES (TOPIC 820): IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS, which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying this provision.

In March 2010, the FASB issued ASU No. 2010-11, DERIVATIVES AND HEDGING (TOPIC
815): SCOPE EXCEPTION RELATED TO EMBEDDED CREDIT DERIVATIVES, which clarifies existing derivatives and hedging disclosure requirements and is effective for fiscal quarters beginning after June 15, 2010. The Funds are currently evaluating the impact, if any, of applying this provision.

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

SELECTED PORTFOLIO

FRN - Floating Rate Note

PIK - Payment-in-kind


                             Semiannual Report | 31

Franklin Universal Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 23, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin Universal Trust (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports on the Fund, information on its share price discount to net asset value, and other related financial information, as well as periodic reports on legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management's explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management's efforts and


                             32 | Semiannual Report

Franklin Universal Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the level of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. Particular attention was given to management's conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, the strong financial position of the Manager's parent company and its commitment to the fund business as evidenced by its subsidization of money market funds. The Board also noted management's efforts to minimize any negative impact on the nature and quality of services provided the Fund arising from Franklin Templeton Investments' implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. Consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, as well as the Lipper report furnished for the agreement renewals. The Lipper report prepared for the Fund showed its investment performance in comparison with a performance universe consisting of the Fund and all leveraged closed-end high current yield funds as selected by Lipper during 2009, as well as the previous 10 years ended December 31, 2009. Such report considered both income return and total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. The Lipper report showed the Fund's income return to be in the lowest quintile of such performance universe for the one-year period and on an annualized basis for each of the previous three-, five- and 10-year periods, as well. In discussing such performance, management pointed out the Fund's mandate to invest between 20 and 30 percent of its assets in utilities stocks differed from the Lipper performance universe, which included pure high yield funds, and that its relative income performance within such universe reflected such difference. The Board believed such explanation was reasonable and noted that the Fund's income return exceeded 8% in 2009 and on an annualized basis exceeded 7% for the previous three- and five-year periods and exceeded 8% for the previous 10-year period as shown by the Lipper report. The Fund's Lipper report showed the Fund's total return to be in the second-lowest quintile of its performance universe in 2009, but to be in either the highest or second-highest quintile of such universe for each of the previous three-, five- and 10-year periods on an annualized basis. The Board was satisfied with such performance, noting that the Fund's total return during 2009 exceeded 54% as shown by the Lipper report.


                             Semiannual Report | 33

Franklin Universal Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with a Lipper expense group consisting of the Fund and eight other leveraged closed-end high current yield funds as selected by Lipper. Lipper expense data is based upon information taken from each fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the contractual investment management fee rate that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis considers administrative fees to be part of investment management fees and showed the Fund's contractual management fee rate to be the second least expensive in its Lipper expense group and its actual total expense ratio to be the most expensive in such expense group. Management explained that the Lipper report reflected the Fund's expenses for its fiscal year ended August 31, 2009, and that such high total expense ratio reflected costs, including penalty fees, involved in the Fund's October 2008 partial prepayment of its senior notes necessitated by the sharp decline in asset values in 2008 and the maximum debt-to-asset ratios required by the terms of such notes. The Board found such expenses to be acceptable, noting management's explanation.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, such allocation methodology was consistent with that followed in profitability report presentations made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund's Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the profitability of


                             34 | Semiannual Report

Franklin Universal Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a manager's ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             Semiannual Report | 35

Franklin Universal Trust

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended August 31, 2009. Additionally, the Fund expects to file, on or about April 30, 2010, such certifications with its Form N-CSRS for the six months ended February 28, 2010.


                             36 | Semiannual Report

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund(2)
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund(4)
Templeton Global Long-Short Fund(5)
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(6)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(6)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(6)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(7)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(8)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(9)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(9)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(1)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 5/1/09, Mutual Qualified Fund changed its name to Mutual Quest
     Fund. The fund's investment goal and strategy remained unchanged.

(3.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4.) Effective 5/1/09, Mutual Discovery Fund changed its name to Mutual Global
     Discovery Fund. The fund's investment goal and strategy remained unchanged.

(5.) Effective 12/18/09, this fund is closed to new investors, pending a proposal to merge the fund into Templeton World Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in April 2010.

(6.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(7.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(8.) The fund invests primarily in insured municipal securities.

(9.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(10.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(11.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

02/10                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SEMIANNUAL REPORT

FRANKLIN UNIVERSAL TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.
(800) DIAL BEN(R)

TRANSFER AGENT

PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FUT S 04/10


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.               N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are: Michael Luttig, Frank A. Olson and John B. Wilson.


ITEM 6. SCHEDULE OF INVESTMENTS.            N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund with the manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager, if any, to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund's shares.

The recommendation of management on any issue is a factor that the manager considers in determining how proxies should be voted. However, the manager does not consider recommendations from management to be determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. The manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the manager conducts an independent review of each anti-takeover proposal. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to the manager's proxy voting decisions for international investments. However, the manager must be flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954)527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

           N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

           N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A) (1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN UNIVERSAL TRUST


By /s/LAURA F. FERGERSON
 ------------------------------
   Laura F. Fergerson
   Chief Executive Officer -
   Finance and Administration

Date:  April 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
 ------------------------------
   Laura F. Fergerson
   Chief Executive Officer -
   Finance and Administration

Date:  April 27, 2010


By /s/GASTON GARDEY
--------------------------------
   Gaston Gardey
   Chief Financial Officer and
   Chief Accounting Officer

Date:  April 27, 2010